UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2010

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Section 1 – Registrant’s Business and Operations

On January 29, 2010, ThermoGenesis Corp. (the "Company") and GE Healthcare Bio-Sciences AB ("GE") entered into an amendment (the "Amendment") of their Amended and Restated International Distribution Agreement, effective February 1, 2010. Under the terms of the Amendment, whose initial term runs through July 31, 2012, GE will continue to distribute the AXP product line, excluding certain countries in Latin America, Asia, CIS, Eastern Europe and the Middle East. The parties will implement a joint operating committee to oversee, review and coordinate marketing and sales activities and performance of the parties. GE will provide incremental funding for marketing support and market research beyond its previous commitments. The Amendment provides incentives for both parties related to sales success, product quality and delivery. The Amendment will automatically renew for one year terms unless terminated at least six months prior to the end of the then current term.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10 hereto, and is incorporated herein by reference.

Cautionary Statement

A copy of the Amendment has been attached as an exhibit to this Report on Form 8-K to provide investors with information regarding its terms. Except for its status as a legal document governing the contractual rights among the Company and GE in relation to the transactions described in this Item 1.01, the Amendment is not intended to be a source of factual, business or operational information about the Company, GE, or their respective businesses.

Item 2.02 Results of Operations and Financial Condition.

Item 2. On February 4, 2010, ThermoGenesis issued a press release announcing its results of operations and financial condition for the quarter ended December 31, 2009. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

Item 9.01 Financial Statements and Exhibits.

10 Addendum No. 3 to Amended and Restated International Distribution Agreement between ThermoGenesis Corp. and GE Healthcare Bio-Sciences AB effective February 1, 2010*

99.1 Press release dated February 4, 2010, titled "ThermoGenesis Reports Significant Improvement in Sequential Financial Results for Second Quarter Fiscal 2010".

99.2 Press release dated February 4, 2010, titled "ThermoGenesis Announces Major Strategic Development with Completion of New Distribution Agreement with GE Healthcare".

[*] Portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

February 4, 2010	By:	/s/ Matthew T. Plavan

Name: Matthew T. Plavan
Title: EVP, COO & CFO

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Exhibit Index

Exhibit No.	Description

10	Addendum No. 3 to Amended and Restated International Distribution Agreement between ThermoGenesis Corp. and GE Healthcare Bio-Sciences AB effective February 1, 2010*
99.1	Press release dated February 4, 2010, titled "ThermoGenesis Reports Significant Improvement in Sequential Financial Results for Second Quarter Fiscal 2010".
99.2	Press release dated February 4, 2010, titled "ThermoGenesis Announces Major Strategic Development with Completion of New Distribution Agreement with GE Healthcare".